                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 15, 2005
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                Corporate Asset Backed Corporation, on behalf of
               CABCO Series 2004-1 Trust (Goldman Sachs Capital I)
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                 033-91744-04                 22-3281571
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(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)


 445 Broad Hollow Road
 Suite 239
 Melville, New York                                                    11747
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

            This current report on Form 8-K relates to the semi-annual distribution reported to the holders of CABCO Series 2004-1 Trust (Goldman Sachs Capital I) (the "Trust") Class A-1 Callable Certificates (the "Class A-1 Certificates") and Class B-1 Callable Certificates (the "Class B-1 Certificates", and collectively with the Class A-1 Certificates, the "Certificates") relating to the 6.345% Goldman Sachs Capital I Capital Securities due February 15, 2034 (the "GS Securities"), which was made on August 15, 2005.

            The Trust was created by the Trust Agreement, dated as of March 8, 2004, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and U.S. Bank Trust National Association, as trustee (the "Trustee"), providing for the issuance of $62,500,000 aggregate certificate principal balance of Class A-1 Certificates and $62,500,000 aggregate certificate notional amount of Class B-1 Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $62,500,000 principal amount of the GS Securities. The Goldman Sachs Group, Inc., the guarantor of the GS Securities, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-14965). You may read and copy any reports, statements and other information filed by The Goldman Sachs Group, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on The Goldman Sachs Group, Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01.  Financial Statements and Exhibits.

            (c) Exhibits.

            99.1 Trustee's Distribution Report with respect to the August 15, 2005 Distribution Date for the CABCO Series 2004-1 Trust (Goldman Sachs Capital I).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Series 2004-1 Trust (Goldman Sachs Capital I)

                           By:  /s/ Robert D. Vascellaro
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                                Name:  Robert D. Vascellaro
                                Title: Vice President

Date: August 19, 2005

                                  EXHIBIT INDEX

Exhibit

      99.1 Trustee's Distribution Report with respect to the August 15, 2005 Distribution Date for the CABCO Series 2004-1 Trust (Goldman Sachs Capital I).